UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0150
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On June 21, 2018, TEGNA Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Amended and Restated Competitive Advance and Revolving Credit Agreement, dated December 13, 2004 and effective as of January 5, 2005, and as amended and restated as of August 5, 2013, as further amended as of June 29, 2015, as further amended as of September 30, 2016 and as further amended as of August 1, 2017, among the Company, the several lender parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Chase Bank, N.A. and Citibank, N.A., as syndication agents, and Barclays Bank PLC, Citizens Bank, N.A., Fifth Third Bank, Mizuho Bank, Ltd., MUFG Bank, Ltd., RBC Capital Markets, Sumitomo Mitsui Banking Corporation, SunTrust Bank, U.S. Bank, National Association, and Wells Fargo Bank, as documentation agents, and JPMorgan Chase Bank, N.A., Citibank, N.A., Barclays Bank PLC, Royal Bank of Canada, as applicable, as the issuing lenders (the “Credit Agreement”).

Among other things, the Amendment amends the Credit Agreement to:

•	Extend the $1,505,300,000 of revolving credit commitments and letter of credit commitments thereunder until June 21, 2023; and

•	Extend the Company’s permitted total leverage ratio of 5.00:1.00 from June 21, 2018 through the end of the fiscal quarter ending June 30, 2019, reducing to 4.75:1.00 for the fiscal quarter ending September 30, 2019 through the end of the fiscal quarter ending June 30, 2020, and then reducing to 4.50:1.00 for the fiscal quarter ending September 30, 2020 and thereafter.

Several of the lenders and agents and their respective affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

None

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

TEGNA Inc.

By:	/s/ Victoria D. Harker
Victoria D. Harker
Executive Vice President and Chief Financial Officer

Date: June 22, 2018